Exhibit 99.1

Press Release

FOR IMMEDIATE RELEASE

SMART Global Holdings Reports

Second Quarter Fiscal 2018 Financial Results

NEWARK, CA – March 22, 2018 – SMART Global Holdings, Inc. (“SMART”) (NASDAQ: SGH), parent company of SMART Modular Technologies, Inc., today reported financial results for the second quarter of fiscal 2018 ended February 23, 2018.

Second Quarter Fiscal 2018 Highlights:

•     Net sales of $314.0 million, 83% higher than prior year quarter

•     GAAP operating income of $45.1 million

•     GAAP net income of $36.8 million

•     Adjusted EBITDA of $56.2 million

•     GAAP diluted EPS of $1.60(1)

•     Non-GAAP diluted EPS of $1.73(1)

(1)  GAAP and Non-GAAP diluted EPS include $0.10 of EPS due to FX gains

“The second quarter of fiscal 2018 came in above expectations as we benefited from multiple growth drivers.  The overall memory industry supply and demand dynamics remained favorable with respect to increasing memory densities and pricing.  Additionally, in Brazil, the economy continued to improve and we benefited from local content requirements.  Lastly, we once again demonstrated exceptional operating expense control and operating leverage in our financial model,” commented Iain MacKenzie, President and Co-Chief Executive Officer of SMART Global Holdings.

“We remain confident in our ability to drive additional growth and improvement in both SMART Brazil and our Specialty Memory businesses as the global memory market and economic trends in Brazil remain positive, and we see increasing demand from our OEM customers, particularly in the storage and networking end markets,” added Mr. MacKenzie.

“As we announced on March 14, 2018, I am very pleased that Ajay Shah has agreed to accept the role of President and CEO.  Ajay’s extensive industry knowledge and long history with SMART make him the ideal executive to lead SMART through this next phase of growth.  I look forward to working closely with Ajay through this transition,” concluded Mr. MacKenzie.

Quarterly Financial Results	GAAP (1)			Non-GAAP (2)
(In millions, except per share amounts)	Q2 FY18	Q1 FY18	Q2 FY17	Q2 FY18	Q1 FY18	Q2 FY17
Net sales	$314.0	$265.4	$172.0	$314.0	$265.4	$172.0
Gross profit	$73.0	$57.8	$37.2	$73.2	$58.1	$37.3
Operating income	$45.1	$31.5	$9.3	$48.5	$34.6	$13.3
Net income (loss)	$36.8	$21.0	$(2.3)	$39.9	$23.8	$4.9
Earnings (loss) per share - diluted	$1.60	$0.92	$(0.17)	$1.73	$1.05	$0.35

(1)	GAAP represents U.S. Generally Accepted Accounting Principles.
(2)

Please refer to the “Non-GAAP Information” section and the "Reconciliation of Non-GAAP Financial Measures" table below for further detail on the non-GAAP financial reporting referenced above and a reconciliation of such measures to our nearest GAAP measures.

Business Outlook

The following statements are based upon management's current expectations for the third quarter of fiscal 2018 ending May 25, 2018. These statements are forward-looking and actual results may differ materially. SMART undertakes no obligation to update these statements.

Net Sales - GAAP / Non-GAAP	$320 to $340 million
Gross Margin - GAAP / Non-GAAP	21% to 23%
Diluted EPS - GAAP	$1.61 to $1.69

Intangible amortization per share	$0.05
Stock-based compensation per share	$0.08

Diluted EPS - Non-GAAP	$1.74 to $1.82

Expected diluted share count	23.2 million

Conference Call Details

SMART will host a conference call today for analysts and investors at 2:30pm Pacific Time, 5:30 pm Eastern Time. Dial-in US toll free +1-866-487-6452 using access code 9983539.

A replay of the conference call will be available for one week following today’s call through the Events section of the SMART website at www.smartgh.com or by calling US toll free +1-855-859-2056; Passcode: 9983539.

Forward-Looking Statements

This release contains, and statements made during the above-referenced conference call will contain "forward-looking statements" including among other things, statements regarding future events and the future financial performance of SMART (including the business outlook for the next fiscal quarter) and statements regarding growth drivers in SMART’s industry and markets. These statements are only predictions and may differ materially from actual future events or results due to a variety of factors, including but not limited to: business and economic conditions and growth trends in the technology industry, our customer markets and various geographic regions; global economic conditions and uncertainties in the geopolitical environment; overall information technology spending; the success of our strategic initiatives including additional investments in new products and additional capacity; the DRAM market and the temporary and volatile nature of pricing trends; deterioration in customer relationships; production or manufacturing difficulties; competitive factors; technological changes; difficulties with or delays in the introduction of new products;  slowing or contraction of growth in the memory market in Brazil; reduction in or termination of local content requirements in Brazil;  changes to applicable tax regimes or rates; prices for the end products of our customers; fluctuations in material costs and availability; deterioration in or loss of relations with any of our limited number of key vendors;  and other factors and risks detailed in SMART’s filings with the Securities and Exchange Commission. Such factors and risks as outlined above and in such filings may not constitute all factors and risks that could cause actual results of SMART to be materially different from the historical results and/or from any future results or outcomes expressed or implied by such forward-looking statements. SMART operates in a continually changing business environment and new factors emerge from time to time. SMART cannot predict such factors, nor can it assess the impact, if any, from such factors on SMART or its results. Accordingly, investors are cautioned not to place undue reliance on any forward-looking statements. Forward-looking statements should not be relied upon as a prediction of actual results. These forward-looking statements are made as of today, and SMART does not intend, and has no obligation, to update or revise any forward-looking statements in order to reflect events or circumstances that may arise after the date of this press release, except as required by law.

Non-GAAP Information

Certain non-GAAP financial measures are contained in this press release or will be discussed on our conference call, including Adjusted EBITDA, non-GAAP net income, non-GAAP net income per diluted share and non-GAAP diluted EPS. We define Adjusted EBITDA as GAAP net income plus net interest expense, income tax expense, depreciation and amortization expense, stock-based compensation expense, restructuring charges,  amortization of non-cash debt discount related to warrants, non-cash charges in connection with refinancing, and other infrequent or unusual items. Adjusted EBITDA is not a measure of financial performance calculated in accordance with U.S. GAAP and should be viewed as a supplement to, not a substitute for, our results of operations presented on the basis of U.S. GAAP. Adjusted EBITDA also does not purport to represent cash flow provided by, or used in, operating activities in accordance with U.S. GAAP and should not be used as a measure of liquidity.

The non-GAAP financial results presented herein do not include stock-based compensation expense, intangible amortization expense, amortization of non-cash debt discount related to warrants and non-cash charges in connection with refinancing. These non-GAAP financial measures are provided to enhance the user's overall understanding of our financial performance. By excluding these charges and gains, as well as any related tax effects, our non-GAAP results provide information to management and investors that is useful in assessing SMART's core operating performance and in evaluating and comparing our results of operations on a consistent basis from period to period. These non-GAAP financial measures are also used by management to evaluate financial results, to plan and forecast future periods, and to assess performance of certain executives for compensation purposes. The presentation of this additional information is not meant to be a substitute for the corresponding financial measures prepared in accordance with U.S. GAAP. In addition, these measures may not be used similarly by other companies and therefore may not be comparable between companies.

Investors are encouraged to review the “Reconciliation of Non-GAAP Financial Measures to GAAP Results” and “Reconciliation of GAAP Net Income (Loss) to Adjusted EBITDA” tables below for more detail on Adjusted EBITDA and non-GAAP calculations.

About SMART Global Holdings

The SMART family of companies are global leaders in specialty memory, storage and hybrid solutions serving the electronics industry with standard and custom products for over 25 years. SMART delivers components, modules and solutions to a broad customer base, including OEMs in computing, networking, communications, storage, mobile and industrial markets. Customers rely on SMART as a strategic supplier with custom designs, product quality, technical support, a global footprint, and the ability to provide locally manufactured memory products in multiple geographies. See www.smartgh.com, www.smartm.com, www.smarth.com or www.smartsscs.com for more information.

SMART Global Holdings, Inc.

and Subsidiaries

Consolidated Statements of Income

(In thousands, except per share data)

	Three Months Ended			Six Months Ended
	February 23, 2018	November 24, 2017	February 24, 2017	February 23, 2018	February 24, 2017
Net sales:
Brazil DRAM	$67,322	$51,959	$28,695	$119,281	$48,023
Brazil Mobile Memory	141,311	105,891	49,932	247,202	106,143
Specialty Memory	105,332	107,559	93,327	212,891	177,132
Total net sales	313,965	265,409	171,954	579,374	331,298
Cost of sales (1)	240,948	207,573	134,797	448,521	264,431
Gross profit	73,017	57,836	37,157	130,853	66,867
Operating expenses:
Research and development (1) (2)	9,852	8,550	9,948	18,402	19,645
Selling, general and administrative (1) (2)	18,087	17,818	16,434	35,905	31,844
Management advisory fees	—	—	1,000	—	2,000
Restructuring	—	—	471	—	457
Total operating expenses	27,939	26,368	27,853	54,307	53,946
Income from operations	45,078	31,468	9,304	76,546	12,921
Other income (expense):
Interest expense, net	(4,230)	(4,599)	(8,512)	(8,829)	(14,778)
Other income (expense), net	2,548	(2,715)	(1,005)	(167)	(902)
Total other expense	(1,682)	(7,314)	(9,517)	(8,996)	(15,680)
Income (loss) before income taxes	43,396	24,154	(213)	67,550	(2,759)
Provision for income taxes	6,602	3,149	2,124	9,751	2,785
Net income (loss)	$36,794	$21,005	$(2,337)	$57,799	$(5,544)

Earnings per share:
Basic	$1.68	$0.97	$(0.17)	$2.65	$(0.40)
Diluted	$1.60	$0.92	$(0.17)	$2.53	$(0.40)
Shares used in computing per-share calculation:
Basic	21,915	21,673	13,870	21,794	13,870
Diluted	23,038	22,715	13,870	22,877	13,870

(1) Includes share-based compensation expense as follows:
Cost of sales	$227	$218	$142	$445	$268
Research and development	288	274	230	562	$445
Selling, general and administrative	1,182	1,113	722	2,295	$1,431
Total stock-based compensation expense	$1,697	$1,605	$1,094	$3,302	$2,144

(2) Includes amortization of intangible assets expense as follows:
Research and development	$245	$245	$1,224	$490	$2,448
Selling, general and administrative	993	1,023	1,723	2,016	3,522
Total amortization expense	$1,238	$1,268	$2,947	$2,506	$5,970

SMART Global Holdings, Inc.

and Subsidiaries

Reconciliation of Non-GAAP Financial Measures to GAAP Results

(In thousands, except per share data)

	Three Months Ended			Six Months Ended
	February 23, 2018	November 24, 2017	February 24, 2017	February 23, 2018	February 24, 2017
Reconciliation of gross profit:
GAAP gross profit	$73,017	$57,836	$37,157	$130,853	$66,867
GAAP gross margin	23.3%	21.8%	21.6%	22.6%	20.2%
Add: Share-based compensation included in cost of sales	227	218	142	445	268
Non-GAAP gross profit	$73,244	$58,054	$37,299	$131,298	$67,135
Non-GAAP gross margin	23.3%	21.9%	21.7%	22.7%	20.3%

Reconciliation of operating expenses:
GAAP operating expenses	$27,939	$26,368	$27,853	$54,307	$53,946
Less: Share-based compensation expense included in opex
Research and development	288	274	230	562	445
Selling, general and administrative	1,182	1,113	722	2,295	1,431
Total	1,470	1,387	952	2,857	1,876
Less: Amortization of intangible assets included in opex
Research and development	245	245	1,224	490	2,448
Selling, general and administrative	993	1,023	1,723	2,016	3,522
Total	1,238	1,268	2,947	2,506	5,970
Less: S-1 related costs	513	300	—	813	—
Non-GAAP operating expenses	$24,718	$23,413	$23,954	$48,131	$46,100

Reconciliation of income from operations:
GAAP income from operations	$45,078	$31,468	$9,304	$76,546	$12,921
GAAP operating margin	14.4%	11.9%	5.4%	13.2%	3.9%
Add: Share-based compensation expense	1,697	1,605	1,094	3,302	2,144
Add: Amortization of intangible assets	1,238	1,268	2,947	2,506	5,970
Add: S-1 related costs	513	300	—	813	—
Non-GAAP income from operations	$48,526	$34,641	$13,345	$83,167	$21,035
Non-GAAP operating margin	15.5%	13.1%	7.8%	14.4%	6.3%

Reconciliation of provision for income taxes:
GAAP provision for income taxes	$6,602	$3,149	$2,124	$9,751	$2,785
GAAP effective tax rate	15.2%	13.0%	-997.2%	14.4%	-100.9%
Tax effect of adjustments to GAAP results	(338)	(348)	(365)	(686)	(702)
Non-GAAP provision for income taxes	$6,940	$3,497	$2,489	$10,437	$3,487
Non-GAAP effective tax rate	14.8%	12.8%	33.7%	14.1%	39.1%

Reconciliation of net income (loss) and earnings per share (diluted):
GAAP net income (loss)	$36,794	$21,005	$(2,337)	$57,799	$(5,544)
Adjustments to GAAP net income:
Share-based compensation	1,697	1,605	1,094	3,302	2,144
Amortization of intangible assets	1,238	1,268	2,947	2,506	5,970
Amortization of debt discount related to warrants	—	—	2,180	—	2,180
S-1 related costs	513	300	—	813	—
Loss on extinguishment of LT debt	—	—	1,385	—	1,385
Tax effect of items excluded from non-GAAP results	(338)	(348)	(365)	(686)	(702)
Non-GAAP net income	$39,904	$23,830	$4,904	$63,734	$5,433

Shares used in computing earnings per share (diluted)	23,038	22,715	14,142	22,877	14,137
Non-GAAP earnings per share (diluted)	$1.73	$1.05	$0.35	$2.79	$0.38

SMART Global Holdings, Inc.

and Subsidiaries

Reconciliation of GAAP Net Income (loss) to Adjusted EBITDA

(In thousands, except per share data)

	Three Months Ended			Six Months Ended
	February 23, 2018	November 24, 2017	February 24, 2017	February 23, 2018	February 24, 2017
GAAP net income (loss)	$36,794	$21,005	$(2,337)	$57,799	$(5,544)
Share-based compensation expense	1,697	1,605	1,094	3,302	2,144
Amortization of intangible assets	1,238	1,268	2,947	2,506	5,970
Interest expense, net	4,230	4,599	8,512	8,829	14,778
Provision for income tax	6,602	3,149	2,124	9,751	2,785
Depreciation	5,120	5,002	6,044	10,122	11,583
S-1 related costs	513	300	—	813	—
Management advisory fees	—	—	1,000	—	2,000
Debt extension costs*	—	—	1,745	—	1,745
Loss on extinguishment of LT debt**	—	—	1,385	—	1,385
Restructuring	—	—	471	—	457
Special retention bonuses	—	—	—	—	25
Investment advisory fees	—	—	134	—	540
Obsolete inventory related to restructuring	—	—	372	—	372
Adjusted EBITDA	$56,194	$36,928	$23,491	$93,122	$38,240

* Debt extension costs consist of $1.7 million associated with the amendment of our senior secured term loan and revolving credit facility in November 2016.

** Loss on extinguishment of long-term debt consists of $1.4 million loss on a February 2017 extinguishment.

SMART Global Holdings, Inc.

and Subsidiaries

Consolidated Balance Sheets

(In thousands)

	February 23,	August 25,
	2018	2017
Assets
Current assets:
Cash and cash equivalents	$51,816	$22,436
Accounts receivable, net	223,500	183,303
Inventories	148,577	127,135
Prepaid expenses and other current assets	18,181	14,115
Total current assets	442,074	346,989
Property and equipment, net	53,238	55,182
Other noncurrent assets	21,556	26,728
Intangible assets, net	2,533	5,107
Goodwill	45,709	46,022
Total assets	$565,110	$480,028
Liabilities and Shareholders’ Equity
Current liabilities:
Accounts payable	$225,718	$189,717
Accrued liabilities	24,151	27,316
Current portion of long-term debt	22,954	22,841
Total current liabilities	272,823	239,874
Long-term debt	142,752	154,450
Deferred tax liabilities	730	1,439
Other long-term liabilities	1,897	1,869
Total liabilities	$418,202	$397,632
Shareholders’ equity:
Ordinary shares	666	653
Additional paid-in capital	239,628	232,162
Accumulated other comprehensive loss	(143,976)	(143,210)
Retained earnings	50,590	(7,209)
Total shareholders’ equity	146,908	82,396
Total liabilities and shareholders’ equity	$565,110	$480,028

SMART Global Holdings, Inc.

and Subsidiaries

Consolidated Statements of Cash Flows

(In thousands)

	Three Months Ended			Six Months Ended
	February 23, 2018	November 24, 2017	February 24, 2017	February 23, 2018	February 24, 2017
Cash flows from operating activities:
Net income (loss)	$36,794	$21,005	$(2,337)	$57,799	$(5,544)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Depreciation and amortization	6,358	6,270	8,991	12,628	17,553
Share-based compensation	1,697	1,605	1,094	3,302	2,144
Provision for doubtful accounts receivable and sales returns	39	28	18	67	(174)
Deferred income tax benefit	(734)	(220)	(806)	(954)	(1,111)
Loss on disposal of property and equipment	244	—	129	244	129
Extinguishment loss on long-term debt	—	—	1,386	—	1,386
Amortization of debt discounts and issuance costs	722	729	2,922	1,451	3,944
Changes in operating assets and liabilities:
Accounts receivable	14,894	(55,801)	(18,235)	(40,907)	3,375
Inventories	(17,810)	(3,746)	(35,351)	(21,556)	(26,351)
Prepaid expenses and other assets	(67)	1,758	852	1,691	1,476
Accounts payable	(10,145)	47,492	40,674	37,347	(15,726)
Accrued expenses and other liabilities	2,705	(4,863)	2,036	(2,158)	3,251
Net cash provided by (used in) operating activities	34,697	14,257	1,373	48,954	(15,648)
Cash flows from investing activities:
Capital expenditures and deposits on equipment	(4,418)	(6,039)	(4,320)	(10,457)	(7,395)
Proceeds from sale of property and equipment	66	—	42	66	42
Net cash used in investing activities	(4,352)	(6,039)	(4,278)	(10,391)	(7,353)
Cash flows from financing activities:
Long-term debt payment	(6,125)	(6,184)	(6,404)	(12,309)	(11,735)
Payment for extinguishment of long-term debt	—	—	(938)	—	(938)
Fees paid for revolving line of credit refinancing	(469)	(299)	—	(768)	—
Payment of costs related to initial public offering	(302)	(1,289)	—	(1,591)	—
Proceeds from borrowings under revolving line of credit	103,000	105,500	105,000	208,500	215,250
Repayments of borrowings under revolving line of credit	(103,000)	(105,500)	(105,000)	(208,500)	(215,250)
Proceeds from issuance of ordinary shares from share option exercise	3,638	539	—	4,177	—
Net cash used in financing activities	(3,258)	(7,233)	(7,342)	(10,491)	(12,673)
Effect of exchange rate changes on cash and cash equivalents	1,226	82	(98)	1,308	381
Net increase (decrease) in cash and cash equivalents	28,313	1,067	(10,345)	29,380	(35,293)
Cash and cash equivalents at beginning of period	23,503	22,436	33,686	22,439	58,634
Cash and cash equivalents at end of period	$51,816	$23,503	$23,341	$51,819	$23,341

# # #

Investor Contact:
Suzanne Schmidt
Investor Relations for SMART Global Holdings, Inc.
(510) 360-8596
ir@smartm.com